SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 29, 2001
Date of Report (Date of earliest event reported)

Lipid Sciences, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7068 Koll Center Parkway, Suite 401

Pleasanton, California	94566

(Address of principal executive offices)	(Zip Code)

(925) 249-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.

         On November 29, 2001, Lipid Sciences, Inc., an Arizona corporation (formerly known as NZ Corporation) (the “Registrant”), completed a merger (the “Merger”) under the Agreement and Plan of Merger dated as of July 9, 2001 between NZ Corporation and Lipid Sciences, Inc., a Delaware corporation (“Lipid Delaware”). In the Merger, Lipid Delaware merged with and into NZ Corporation, and NZ Corporation changed its name to Lipid Sciences, Inc. As a result of the Merger, each share of Lipid Delaware common stock outstanding at the effective time of the Merger was converted in to the right to receive 1.55902 shares of Registrant’s common stock.

         This amendment to the Form 8-K report is submitted to disclose that the independent accountants of Lipid Delaware will not become the independent accountants of the Registrant. The independent accountants of the Registrant, Deloitte & Touche LLP, will continue in that role.

         Lipid Delaware dismissed its independent accountants, Ernst & Young LLP, on November 15, 2001.

         The Board of Directors or Audit Committee did not specifically approve the dismissal, but the Board of Directors approved the Merger into the Registrant whose independent accountants have continued in that role.

         Lipid Delaware believes there were no disagreements with Ernst & Young LLP within the meaning of Instruction 4 of Item 304 of Regulation S-K as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of Lipid Delaware’s financial statements for the period from inception (May 21, 1999) to December 31, 2000 or for any subsequent interim period, which disagreements if not resolved to its satisfaction would have caused Ernst & Young LLP to issue an adverse opinion or a disclaimer of opinion. Further, their report on the financial statements for the period from inception (May 21, 1999) to December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the period from inception (May 21, 1999) and through the present, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Ernst & Young LLP.

         Lipid Delaware has not consulted with any other independent accountants regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Lipid Delaware’s financial statements during the period from inception (May 21, 1999) through the present.

         A letter of Ernst & Young LLP addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K/A. The letter states that such firm agrees with the statements made by the Company in the third, fifth, and sixth paragraphs in this Item 4.

Item 7. Financial Statements and Exhibits.

Exhibit 16. Letter of Ernst & Young LLP

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPID SCIENCES, INC.

Date: January 31, 2002	By: /s/ Phil Radlick Phil Radlick President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

16	Letter of Ernst & Young LLP